RELATIVE SENTIMENT TACTICAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.5%	Shares	Value
Energy Select Sector SPDR Fund	19,817	$1,680,680
Invesco QQQ Trust Series 1	6,500	3,585,660
Invesco S&P 500 Equal Weight ETF	8,604	1,563,691
iShares 20+ Year Treasury Bond ETF	8,150	719,237
iShares Russell 2000 ETF	16,497	3,559,887
iShares Silver Trust (a)	21,426	702,987
SPDR Gold Shares (a)	2,313	705,072
VanEck Gold Miners ETF/USA	14,104	734,254
Vanguard FTSE Developed Markets ETF (b)	194,445	11,085,309
Vanguard FTSE Emerging Markets ETF	97,445	4,819,630
Vanguard Total Stock Market ETF	21,162	6,431,767
TOTAL EXCHANGE TRADED FUNDS (Cost $33,679,154)		35,588,174

SHORT-TERM INVESTMENTS - 5.6%
Money Market Funds - 5.6%
First American Government Obligations Fund - Class X, 4.25% (c)	2,011,055	2,011,055
TOTAL SHORT-TERM INVESTMENTS (Cost $2,011,055)		2,011,055

TOTAL INVESTMENTS - 105.1% (Cost $35,690,209)		$37,599,229
Liabilities in Excess of Other Assets - (5.1)%		(1,827,429)
TOTAL NET ASSETS - 100.0%		$35,771,800

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Relative Sentiment Tactical Allocation ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investments:
Exchange Traded Funds	$35,588,174	$—	$—	$35,588,174
Money Market Funds	2,011,055	—	—	2,011,055
Total Investments	$37,599,229	$—	$—	$37,599,229

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended June 30, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
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